Consent of Ernst & Young LLP, Independent Auditors

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Class A, Class B and Class C Shares Prospectus and in the Class R Shares Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference of our report, dated November 8, 2002, in Post-Effective Amendment Number 7 to the Registration Statement (Form N-1A No. 333-71813) of Pioneer Strategic Income Fund.




                                                          /s/Ernst & Young LLP
                                                          ERNST & YOUNG LLP


Boston, Massachusetts
January 27, 2003